SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):
                                November 17, 2003 (November 10, 2003)


                              ELECTRACAPITAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-28113

            Nevada                                         88-0451101
---------------------------------           ------------------------------------
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                                   PO Box 1175
                              Palm Beach, FL 33480
                 ----------------------------------------------
          (Address of Principal Executive Officers, including Zip Code)

Registrant's Telephone Number, Including Area Code: (561) 822-9995


                                      N/A
            -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant

         Not applicable.

Item 2. Acquisition or Disposition of Assets

         Not applicable.

Item 3. Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     (i) On November 10, 2003, Baum & Company, Certified Public Accountants, 1515 University Dr., Suite 209, Coral Springs, FL 33071 resigned as the Company's certifying accountant.


     (ii) During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (iii) On November 12, 2003, the Registrant's Board of Directors engaged Kempisty & Company, CPA's, P.C. 15 Maiden Lane, Suite 1003, New York, NY 10038 as the Company's certifying accountant.

Item 5. Other Events

Not applicable.

Item 6. Resignation of Registrant's Directors

Not applicable.

Item 7. Financial Statements and Exhibits

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Item 7. Financial Statements and Exhibits

Not applicable.

Item 8. Change in the Fiscal Year

Not applicable.

Item 9. Regulation FD Disclosure

Not applicable


SIGNATURE SIGNATUPursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              ElectraCapital, Inc.
                         ------------------------------
                                  (Registrant)


DATED: November 17, 2003        BY: /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                CFO and Director








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